UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 28, 2025
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)

1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On November 28, 2025, the Company appointed Amy K. O'Keefe as the Executive Vice President and Chief Financial Officer (CFO) of the Company to succeed Robert (Bob) P. Ryder, who was serving as interim CFO, effective as of December 8, 2025. Ryder will continue to serve in an advisory role to the Company through December 12, 2025, supporting the transition.

Ms. O’Keefe, age 54, brings over 30 years of experience leading operational, strategic, and financial transformations across public and private companies in the consumer products, technology, and wellness sectors. O'Keefe was most recently the Chief Financial and Administrative Officer at Avaya LLC, a global communications software company, from June 2023 to May 2025. From October 2020 to December 2022, Ms. O'Keefe was the Chief Financial Officer of Weight Watchers International (Nasdaq: WW), a global wellness company providing subscription-based commercial weight management programs with both in-person and digital-only offerings. From March 2017 to June 2020, Ms. O'Keefe was Chief Financial Officer of Drive DeVilbiss Healthcare Limited, a global manufacturer and distributor of medical products. She previously served as Chief Financial Officer of Savant Systems, LLC, a global designer and developer of home automation and control systems, from April 2015 to December 2016, and Chief Financial Officer of D&M Holdings Inc., a global designer and manufacturer of audio products, from January 2011 to July 2014. Prior to that time, Ms. O’Keefe held several corporate finance positions with Stanley Black & Decker Inc. (formerly known as The Black & Decker Corporation) (NYSE: SWK), including as Divisional Chief Financial Officer for certain divisions, and was a certified public accountant for Ernst & Young LLP. Ms. O'Keefe has served on the board of directors of TruBridge Inc. (Nasdaq: TBRG), a healthcare organizational software company, since October 2024, where she chairs the Compensation Committee and is a member of the Audit Committee. Ms. O’Keefe received a B.B.A. in Accounting from Loyola College.

Pursuant to the terms of the Company’s offer letter dated November 17, 2025 (the "Offer Letter"), Ms. O'Keefe will be entitled to:

•Annual base salary of $625,000;
•Participation in the Company's Annual Incentive Plan ("AIP") for fiscal year 2026 with a target incentive of 70% of base salary;
•Eligibility for target of $1.2M in annual long-term incentive awards beginning in March 2027;
•A combination of long-term incentive inducement grant awards ("Inducement Grant") under Nasdaq rules with a total value of $1,800,000, which will be granted on December 15, 2025 and March 15, 2026, subject to the terms of the Company's 2020 Equity Incentive Plan, as amended, and applicable Inducement Grant award agreements:
◦$400,000 time vested special restricted stock unit ("Special RSU") award, vesting 33% per year on each of the first three anniversaries of the date of grant of December 15, 2025, subject to continued employment with the number of Special RSUs granted determined by dividing the grant value by the average closing share price for the 20 trading days immediately preceding the date of grant;
◦$600,000 time vested 2026 restricted stock unit ("2026 RSU") award, vesting 33% per year on each of the first three anniversaries of the date of grant of March 15, 2026, subject to continued employment, and with the number of 2026 RSUs granted determined by the grant value approved by the Management Development and Compensation Committee ("Compensation Committee") of the Sleep Number Board of Directors at the time of the grant;
◦$800,000 performance stock unit ("PSU") award, vesting on the third anniversary of the date of grant with the number of shares to be earned based on actual Company performance for fiscal years 2026 to 2028, and with the target number of PSUs awarded calculated based on a methodology determined by the Compensation Committee at the time of the grant;
•Participate in the Company's Executive Severance Pay Plan (under which, upon termination of employment without cause, Ms. O'Keefe would be entitled to severance pay equal to (a) one times the sum of (i) annual base salary and (ii) annual target incentive, plus (b) a pro rata annual incentive for the year of termination) and modified so that the Company will not modify the Executive Severance Pay Plan as to Ms. O'Keefe in a detrimental manner for one year;
•$150,000 one-time relocation payment plus an additional amount based on a 40% tax rate to help cover applicable taxes for a total payment of $250,000 subject to tax withholding;
•Receive the similar perquisites provided to other senior executives of the Company, including reimbursement for tax and financial planning services up to $10,000 and the ability to participate in an annual executive physical program;
•Participate in the same health and welfare benefit plans as the Company makes available to all team members. Ms. O'Keefe will also be eligible to participate in the Sleep Number Profit Sharing and 401(k) Plan and the Sleep Number Executive Deferral Plan in accordance with the respective terms of such plans.

The foregoing description of Ms. O'Keefe's offer letter is a summary of the material terms of the offer letter, and is qualified in its entirety by reference to the Amy O'Keefe Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 2, 2025, Sleep Number Corporation (the “Company”) posted an investor presentation to its website at https://ir.sleepnumber.com/overview/default.aspx. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

A copy of the investor presentation is furnished pursuant to this Item 7.01 as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. The investor presentation includes references to non-GAAP financial information. Reconciliations between the non-GAAP financial measures and the comparable GAAP financial measures are available in the investor presentation.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, as amended, except as specifically identified therein as being incorporated by reference.

The furnishing of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amy O'Keefe Offer Letter
99.1	Press Release dated December 2, 2025
99.2	Sleep Number's Investor Presentation dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: December 2, 2025	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President, Chief Legal and Risk Officer